FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Nov. 30, 2020
Disclosure of nature and extent of risks arising from financial instruments [abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

24. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

• Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and

• Level 3 – Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumption that market participants would use in pricing.

The Company’s financial instruments consist of cash, restricted cash, receivables, loans receivable, investment in equity instruments, accounts payable and accrued liabilities, loans payable, convertible debentures, long-term debt, and derivative liability.  The fair value of receivables, loans receivable, accounts payable and accrued liabilities, loans payable, and long-term debt approximates their carrying values.  Cash and restricted cash are measured at fair value using level 1 inputs.  Convertible debentures and derivative liability are measured using level 2 inputs.  The investment in equity instruments is measured at fair value using level 3 inputs.

As at November 30, 2020, the fair value of the level 3 asset was $3,845,598 (2019 - $1,551,324) based on a multiple of 6.9 times management’s estimate of Waterproof’s expected earnings before interest, taxes, and expected amortization.  The Company’s investment in Waterproof does not have a quoted market price on an active market and the Company has assessed the fair value of the investment based on Waterproof’s unobservable earnings.  As a result, the fair value is classified as level 3 of the fair value hierarchy.  The process of estimating the fair value of Waterproof is based on inherent measurement uncertainties and is based on techniques and assumptions that emphasize both qualitative and quantitative information.  There is no reasonable quantitative basis to estimate the potential effect of changing the assumptions to reasonably possible alternative assumptions on estimated fair value of the investment.

The Company is exposed to a variety of financial risks by virtue of its activities including currency, credit, interest rate, and liquidity risk.

a) Currency risk

Foreign currency exchange rate risk is the risk that the fair value or future cash flows will fluctuate as a result of changes in foreign exchange rates. The Company’s operations are carried out in Canada and the United States. As the Company’s functional currency is USD, the Company is subject to foreign currency exchange rate risk on its net assets denominated in CAD which could have an adverse effect on the profitability of the Company. As at November 30, 2020, the Company had assets totaling CAD$385,416 and liabilities totalling CAD$317,679. A 10% change in the exchange rate would change other comprehensive income/loss by approximately US$5,000.  The Company currently does not have plans to enter into foreign currency future contracts to mitigate this risk, however it may do so in the future.

b) Credit risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation.

The Company’s cash is held in a large Canadian financial institution. The Company maintains certain cash deposits with Schedule I financial institutions, which from time to time may exceed federally insured limits. The Company has not experienced any significant credit losses and believes it is not exposed to any significant credit risk. The Company’s restricted cash is held with a law firm in trust in which credit risk exposure is low. The Company’s sales tax receivable is due from the Government of Canada; therefore, the credit risk exposure is low.

The maximum exposure to credit risk as at November 30, 2020 and 2019 is the carrying value of the loans receivable. The Company has allowed for an expected credit loss of $330,312 on the loans receivable as at November 30, 2020.  During the year ended November 30, 2020, the Company increased the allowance by $184,881 which is included in the consolidated statements of comprehensive loss.

c) Interest rate risk

Interest rate risk is the risk the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates.  Financial assets and liabilities with variable interest rates expose the Company to cash flow interest rate risk.  The Company does not hold any financial liabilities with variable interest rates.  As at November 30, 2020, the loans included in loans payable and convertible debentures bear interest at rates of 14.4% and 2.0% per annum, respectively, and are due on demand.  The long-term debt bears interest at 6.99% per annum and is payable over five years.  The Company does maintain bank accounts which earn interest at variable rates but it does not believe it is currently subject to any significant interest rate risk.

d) Liquidity risk

The Company’s ability to continue as a going concern is dependent on management’s ability to raise required funding through future equity issuances and through short-term borrowing. The Company manages its liquidity risk by forecasting cash flows from operations and anticipating any investing and financing activities. Management and the Board of Directors are actively involved in the review, planning and approval of significant expenditures and commitments.  As at November 30, 2020, the Company had a cash balance of $704,977 to settle current financial liabilities of $2,464,255.  Additionally, as there is no assurance the convertible debentures will be converted into common shares of the Company, the Company is exposed to liquidity risk.